UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2016

Knowles Corporation

(Exact name of registrant as specified in charter)

Delaware	001-36102	90-1002689
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1151 Maplewood Drive, Itasca, IL		60143
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (630) 250-5100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth in Item 8.01 of this Current Report on Form 8-K under the headings “Additional Convertible Note Hedge Transactions” and “Additional Warrant Transactions” is incorporated by reference into this Item 1.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 8.01 Other Events.

Option Notes

On May 11, 2016, pursuant to that certain Purchase Agreement (the “Purchase Agreement”), dated as of April 28, 2016, between Knowles Corporation (the “Company”) and J.P. Morgan Securities LLC, as representative of the several initial purchasers named therein (collectively, the “Initial Purchasers”), pursuant to which the Company previously issued its 3.25% Convertible Senior Notes due 2021 (the “Notes”), the Initial Purchasers notified the Company of the exercise of their 30-day option to purchase additional Notes as set forth in the Purchase Agreement. The Initial Purchasers exercised their option to purchase an additional $22.5 million in aggregate principal amount of Notes (the “Option Notes”). On May 13, 2016, the Company issued the Option Notes to the Initial Purchasers in a private placement to qualified institutional buyers within the meaning of Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to an exemption from the registration requirements of the Securities Act afforded by Section 4(a)(2) of the Securities Act.

Additional Convertible Note Hedge Transactions

In connection with the exercise by the Initial Purchasers of their option to purchase the Option Notes, on May 11, 2016, the Company entered into additional privately-negotiated convertible note hedge transactions with respect to its common stock (the “Convertible Note Hedge Transactions”) with JPMorgan Chase Bank, National Association, London Branch, HSBC Bank USA, National Association and Wells Fargo Bank, National Association, affiliates of three of the Initial Purchasers (collectively, the “Counterparties”). The Company paid an aggregate amount of approximately $5.8 million to the Counterparties for the Convertible Note Hedge Transactions. The Convertible Note Hedge Transactions cover, subject to anti-dilution adjustments substantially similar to those in the Option Notes, approximately 1.2 million shares of the Company’s common stock, the same number of shares underlying the Option Notes, at a strike price that initially corresponds to the initial conversion price of the Option Notes, and are exercisable upon conversion of the Option Notes. The Convertible Note Hedge Transactions will expire upon the maturity of the Option Notes.

The Convertible Note Hedge Transactions are expected generally to reduce the potential dilution to the Company’s common stock upon any conversion of the Option Notes and/or offset any cash payments the Company is required to make in excess of the principal amount of the converted Option Notes, as the case may be, in the event that the market price per share of the Company’s common stock, as measured under the Convertible Note Hedge Transactions, is greater than the strike price of the Convertible Note Hedge Transactions.

The Convertible Note Hedge Transactions are separate transactions, entered into by the Company with the Counterparties, and are not part of the terms of the Option Notes. Holders of the Option Notes will not have any rights with respect to the Convertible Note Hedge Transactions. The foregoing description of the Convertible Note Hedge Transactions is qualified in its entirety by reference to the full text of the related agreements, which are filed as Exhibits 10.1, 10.3 and 10.5 to this Current Report on Form 8-K and are incorporated herein by reference.

Additional Warrant Transactions

In addition, concurrently with entering into the Convertible Note Hedge Transactions, on May 11, 2016, the Company separately entered into additional privately-negotiated warrant transactions (the “Warrants”), whereby the Company sold to the Counterparties warrants to acquire, collectively, subject to anti-dilution adjustments, approximately 1.2 million shares of the Company’s common stock at an initial strike price of $21.1050 per share, which represents a premium of 57.50% over the last reported sale price of the Company’s common stock of $13.40 on April 28, 2016. The Company received aggregate proceeds of approximately $5.1 million from the sale of the Warrants to the Counterparties. The Warrants were sold in private placements to the Counterparties pursuant to an exemption from the registration requirements of the Securities Act afforded by Section 4(a)(2) of the Securities Act.

If the market price per share of the Company’s common stock, as measured under the Warrants, exceeds the strike price of the Warrants, the Warrants could have a dilutive effect with respect to the Company’s common stock, unless the Company elects, subject to certain conditions, to settle the Warrants in cash.

The Warrants are separate transactions, entered into by the Company with the Counterparties, and are not part of the terms of the Option Notes. Holders of the Option Notes will not have any rights with respect to the Warrants. The foregoing description of the Warrants is qualified in its entirety by reference to the full text of the related agreements, which are filed as Exhibits 10.2, 10.4 and 10.6 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are furnished as part of this report.

Exhibit Number	Description

10.1	Convertible Note Hedge Confirmation between Knowles Corporation and HSBC Bank USA, National Association, dated May 11, 2016.

10.2	Warrant Confirmation between Knowles Corporation and HSBC Bank USA, National Association, dated May 11, 2016.

10.3	Convertible Note Hedge Confirmation between Knowles Corporation and JPMorgan Chase Bank, National Association, London Branch, dated May 11, 2016.

10.4	Warrant Confirmation between Knowles Corporation and JPMorgan Chase Bank, National Association, London Branch, dated May 11, 2016.

10.5	Convertible Note Hedge Confirmation between Knowles Corporation and Wells Fargo Bank, National Association, dated May 11, 2016.

10.6	Warrant Confirmation between Knowles Corporation and Wells Fargo Bank, National Association, dated May 11, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KNOWLES CORPORATION

Date: May 13, 2016

	By:	/s/ Thomas G. Jackson
Thomas G. Jackson
Senior Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	Convertible Note Hedge Confirmation between Knowles Corporation and HSBC Bank USA, National Association, dated May 11, 2016.

10.2	Warrant Confirmation between Knowles Corporation and HSBC Bank USA, National Association, dated May 11, 2016.

10.3	Convertible Note Hedge Confirmation between Knowles Corporation and JPMorgan Chase Bank, National Association, London Branch, dated May 11, 2016.

10.4	Warrant Confirmation between Knowles Corporation and JPMorgan Chase Bank, National Association, London Branch, dated May 11, 2016.

10.5	Convertible Note Hedge Confirmation between Knowles Corporation and Wells Fargo Bank, National Association, dated May 11, 2016.

10.6	Warrant Confirmation between Knowles Corporation and Wells Fargo Bank, National Association, dated May 11, 2016.

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